UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 5, 2008
(Date of Report, date of earliest event reported)

Stage Stores, Inc.
(Exact name of registrant as specified in its charter)

1-14035
(Commission File Number)

NEVADA	91-1826900
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

10201 Main Street, Houston, Texas	77025
(Address of principal executive offices)	(Zip Code)

(800) 579-2302
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers.

On June 5, 2008, the shareholders of Stage Stores, Inc. (the “Corporation”) approved the Stage Stores, Inc. 2008 Equity Incentive Plan (the “Plan”), in which the Corporation’s named executive officers are eligible to participate.

A complete copy of the Plan was filed as Appendix A to the Corporation’s Proxy Statement for the Corporation’s 2008 Annual Meeting of Shareholders (DEF 14A) as filed with the Securities and Exchange Commission on April 21, 2008 and is incorporated herein by reference.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	Amendment to Bylaws.

On June 5, 2008 and as permitted by the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws (the "Bylaws") of Stage Stores, Inc. (the “Corporation) and the Nevada Revised Statutes, the Board of Directors of the Corporation amended Section 3.13 of the Bylaws to add the paragraph underlined below:

3.13     Acquisition of Controlling Interest.  Notwithstanding anything to the contrary in these Bylaws and to the extent not inconsistent with the corporation's Articles of Incorporation, the board of directors may impose stricter requirements on the acquisition of a controlling interest in the corporation than the provisions of the laws of the State of Nevada (currently Chapter 78 of the Nevada Revised Statutes) regarding the acquisition of a controlling interest in the corporation or any other action deemed by the board of directors to be an attempt to gain control of the corporation.  Furthermore, any election to be governed by Chapter 78 of the Nevada Revised Statutes or other applicable law of the State of Nevada shall not restrict the board of directors from taking any action to protect the interests of the corporation and its shareholders including, but not limited to, adopting or executing plans, arrangements or instruments that deny rights, privileges, power or authority to a holder of a specified number of shares or percentage of share ownership or voting power.

In the event at any time the corporation does not meet the statutory criteria to be an “issuing corporation” and obtain the benefits of the Nevada Revised Statutes with respect to the acquisition of a controlling interest, the provisions of the Nevada Revised Statutes with respect to the acquisition of a controlling interest are fully adopted as if the corporation was an “issuing corporation”.

A complete copy of the Bylaws will be filed as an Exhibit to the Corporation's Form 10-Q for the Corporation's fiscal quarter ending August 2, 2008.

Item 8.01.	Other Events.

On June 5, 2008, Stage Stores, Inc. issued a News Release reporting its May 2008 sales results.  A copy of the News Release is attached to this Form 8-K as Exhibit 99.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

99	News Release issued by the Stage Stores, Inc. on June 5, 2008 reporting its May 2008 sales results.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Stage Stores, Inc.

June 9, 2008	/s/ Edward J. Record
(Date)	Edward J. Record
Executive Vice President and
Chief Financial Officer